UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2004


                                 Illumina, Inc.
             (Exact name of registrant as specified in its charter)

                                    000-30361
                            (Commission File Number)

         Delaware                                 33-0804655
  (State or other jurisdiction of        (I.R.S. Employer Identification No.)
          incorporation)

                  9885 Towne Centre Drive, San Diego, CA 92121
             (Address of principal executive offices, with zip code)

                                 (858) 202-4500
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02 Results of Operations and Financial Condition

     On October 19, 2004, Illumina, Inc. issued a press release announcing financial results for the three and nine months ended October 3, 2004. A copy of this press release is attached hereto as Exhibit 99.1. This information and the exhibits hereto, are being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended. The information in this report shall not be incorporated by reference into any filing of Illumina, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.


Item 7.01 Regulation FD Disclosure

     On October 19, 2004, Illumina, Inc. announced that Timothy M. Kish, its Chief Financial Officer, has informed Illumina of his intention to resign in the second quarter of 2005. Mr. Kish will continue in his role as Chief Financial Officer while Illumina initiates a search for his successor.


Item 9.01 Financial Statements and Exhibits

         (c) Exhibits.

          99.1 Press release dated October 19, 2004 announcing Illumina Inc.'s financial results for the quarter ended October 3, 2004.


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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ILLUMINA, INC.



Date: October 20, 2004
                                       By: /s/ TIMOTHY M. KISH
                                       --------------------------------
                                       Timothy M. Kish
                                       Chief Financial Officer



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